                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Megan L. Dunphy, Adam M. Kanzer,
Carole M. Laible, Steven D. Lydenberg, Christina M. Povall and Maurizio Tallini,
and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No.
33-29180), Domini Institutional Trust (Securities Act File No. 333-14449),
Domini Advisor Trust (Securities Act File No. 333-119693) (each, a "Trust"), and
Domini Social Trust (Investment Company Act File No. 811-5824) (the "Master
Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the
Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 28th day of August, 2006.

                                         /s/ Amy L. Domini
                                         ---------------------------------------
                                         Amy L. Domini

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Steven D. Lydenberg, Christina M. Povall and Maurizio Tallini,
and each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No.
33-29180), Domini Institutional Trust (Securities Act File No. 333-14449),
Domini Advisor Trust (Securities Act File No. 333-119693) (each, a "Trust"), and
Domini Social Trust (Investment Company Act File No. 811-5824) (the "Master
Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the
Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 28th day of August, 2006.

                                         /s/ Carole M. Laible
                                         ---------------------------------------
                                         Carole M. Laible

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Carole M. Laible, Steven D. Lydenberg, and Maurizio Tallini and
each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No. 33-29180),
Domini Institutional Trust (Securities Act File No. 333-14449), Domini Advisor
Trust (Securities Act File No. 333-119693) (each, a "Trust"), and Domini Social
Trust (Investment Company Act File No. 811-5824) (the "Master Trust"), or the
Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master
Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of
1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the
securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 28th day of August, 2006.

                                         /s/ Julia Elizabeth Harris
                                         ---------------------------------------
                                         Julia Elizabeth Harris

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Carole M. Laible, Steven D. Lydenberg, and Maurizio Tallini and
each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No. 33-29180),
Domini Institutional Trust (Securities Act File No. 333-14449), Domini Advisor
Trust (Securities Act File No. 333-119693) (each, a "Trust"), and Domini Social
Trust (Investment Company Act File No. 811-5824) (the "Master Trust"), or the
Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master
Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of
1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the
securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 28th day of August, 2006.

                                         /s/ Kirsten S. Moy
                                         ---------------------------------------
                                         Kirsten S. Moy

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Carole M. Laible, Steven D. Lydenberg, and Maurizio Tallini and
each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No. 33-29180),
Domini Institutional Trust (Securities Act File No. 333-14449), Domini Advisor
Trust (Securities Act File No. 333-119693) (each, a "Trust"), and Domini Social
Trust (Investment Company Act File No. 811-5824) (the "Master Trust"), or the
Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master
Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of
1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the
securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 28th day of August, 2006.

                                         /s/ William C. Osborn
                                         ---------------------------------------
                                         William C. Osborn

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Carole M. Laible, Steven D. Lydenberg, and Maurizio Tallini and
each of them, with full powers of substitution as her true and lawful attorneys and agents to execute in her name and on her behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No. 33-29180),
Domini Institutional Trust (Securities Act File No. 333-14449), Domini Advisor
Trust (Securities Act File No. 333-119693) (each, a "Trust"), and Domini Social
Trust (Investment Company Act File No. 811-5824) (the "Master Trust"), or the
Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master
Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of
1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the
securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 28th day of August, 2006.

                                         /s/ Karen Paul
                                         ---------------------------------------
                                         Karen Paul

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Carole M. Laible, Steven D. Lydenberg, and Maurizio Tallini and
each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No. 33-29180),
Domini Institutional Trust (Securities Act File No. 333-14449), Domini Advisor
Trust (Securities Act File No. 333-119693) (each, a "Trust"), and Domini Social
Trust (Investment Company Act File No. 811-5824) (the "Master Trust"), or the
Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master
Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of
1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the
securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 28th day of August, 2006.

                                         /s/ Gregory A. Ratliff
                                         ---------------------------------------
                                         Gregory A. Ratliff

                                POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Amy L. Domini, Megan L. Dunphy,
Adam M. Kanzer, Carole M. Laible, Steven D. Lydenberg, and Maurizio Tallini and
each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Investment Trust (Securities Act File No. 33-29180),
Domini Institutional Trust (Securities Act File No. 333-14449), Domini Advisor
Trust (Securities Act File No. 333-119693) (each, a "Trust"), and Domini Social
Trust (Investment Company Act File No. 811-5824) (the "Master Trust"), or the
Registration Statement(s), and any and all amendments thereto, filed by any other investor (collectively with each Trust, the "Investors") in the Master
Trust (insofar as certain series of each of the Investors invest all their assets in the Master Trust), with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of
1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable any of the Investors or the Master Trust, as applicable, to comply with such Acts, the rules, regulations, and requirements of the Securities and Exchange Commission, and the
securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 28th day of August, 2006.

                                         /s/ John L. Shields
                                         ---------------------------------------
                                         John L. Shields